JANUARY 12, 2022
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
THE HARTFORD SMALL COMPANY FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2021
HARTFORD DOMESTIC EQUITY FUNDS PROSPECTUS
DATED MARCH 1, 2021, AS SUPPLEMENTED THROUGH OCTOBER 5, 2021
This Supplement contains new and additional information regarding The Hartford Small Company Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Effective February 28, 2023, Steven C. Angeli, CFA will no longer serve as a portfolio manager to The Hartford Small Company Fund (the “Fund”) as he will be assuming a new role at Wellington Management Company LLP. Accordingly, the following changes are being made to the above referenced Summary Prospectus and Statutory Prospectus effective immediately:
(1) Under the headings “Management” in the above referenced Summary Prospectus and “The Hartford Small Company Fund Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Steven C. Angeli, CFA*	Senior Managing Director and Equity Portfolio Manager	1999
Ranjit Ramachandran	Managing Director and Equity Portfolio Manager	2014
John V. Schneider, CFA	Managing Director and Equity Research Analyst	2016
*
Effective February 28, 2023, Mr. Angeli will no longer serve as a portfolio manager to the Fund. Over the next year, Mr. Angeli will transition his portfolio management responsibilities for the Fund to Mr. Ramachandran.
(2) Under the heading “The Investment Manager and Sub-Adviser –  Portfolio Managers –  Small Company Fund” in the above referenced Statutory Prospectus, the portfolio manager information is deleted in its entirety and replaced with the following:
Steven C. Angeli, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2000 and has been involved in securities analysis for the Fund since 1999. Mr. Angeli joined Wellington Management as an investment professional in 1994. Effective February 28, 2023, Mr. Angeli will no longer serve as a portfolio manager to the Fund.
Ranjit Ramachandran, Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2020 and has been involved in securities analysis for the Fund since 2014. Mr. Ramachandran joined Wellington Management as an investment professional in 2014.
John V. Schneider, CFA, Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2018 and has been involved in securities analysis for the Fund since 2016. Mr. Schneider joined Wellington Management as an investment professional in 2016. Prior to joining Wellington Management, Mr. Schneider was an investment professional at Granahan Investment Management (2006-2016) and MFS Investment Management (2000-2006).
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7592
January 2022